UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2010 (October 18, 2010)
ALEXZA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Alexza Pharmaceuticals, Inc. 2091 Stierlin Court Mountain View, California	94043

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 944-7000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.02.	Termination of a Material Definitive Agreement.
     On October 18, 2010, Alexza Pharmaceuticals, Inc. (“Alexza” or the “Company”) received notice from Biovail Laboratories International SRL (“Biovail”) of its intention to terminate the Collaboration and License Agreement (the “License Agreement”) and the Manufacture and Supply Agreement (the “Supply Agreement” and, together with the License Agreement, the “Collaboration”), each dated February 9, 2010, between Alexza and Biovail. The termination is effective 90 days from such notice, or January 16, 2011. Upon such termination, Alexza will reacquire the U.S. and Canadian rights to its AZ-004 (Staccato loxapine) product candidate licensed to Biovail pursuant to the Collaboration.
     Alexza previously established the Collaboration with Biovail to develop and commercialize AZ-004 in the U.S. and Canada for the treatment of psychiatric and/or neurological indications and the symptoms associated with these indications, including the initial indication of treating agitation in schizophrenia and bipolar disorder patients. On October 11, 2010, Alexza received a Complete Response Letter (“CRL”) from the U.S. Food and Drug Administration (the “FDA”) regarding its New Drug Application (“NDA”) for AZ-004. A CRL is issued by the FDA’s Center for Drug Evaluation and Research indicating that the NDA review cycle is complete and the application is not ready for approval in its present form. Under the License Agreement, Biovail had the option to terminate the License Agreement if the FDA did not approve the NDA for AZ-004 by issuing a non-approvable letter or an approvable letter that required Alexza and Biovail to conduct additional development and/or regulatory activities. The Supply Agreement terminates automatically upon termination of the License Agreement.
     Neither Alexza nor Biovail will incur any early termination penalties in connection with the termination of the Collaboration.
Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release titled “Alexza Pharmaceuticals Reacquires U.S. and Canadian Rights For AZ-004 (Staccato® Loxapine)” dated October 19, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alexza Pharmaceuticals, Inc.
Date: October 20, 2010	By:	/s/ Thomas B. King
Thomas B. King
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release titled “Alexza Pharmaceuticals Reacquires U.S. and Canadian Rights For AZ-004 (Staccato® Loxapine)” dated October 19, 2010.